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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 15, 2003
                                                          --------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Ohio                          1-8769                      31-4362899
---------------                ---------------              ------------------
(State or other               (Commission File                (IRS Employer
jurisdiction of                    Number)                  Identification No.)
incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                        ---------------------------------
                         (Former name or former address,
                         if changed since last report.)




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Item 5.  Other Events and Regulation FD Disclosure.
--------------------------------------------------

         On May 15, 2003, R. G. Barry Corporation (the "Company") issued a news release announcing that the Company has agreed to sell certain business assets of its Vesture Corporation thermal products subsidiary to a private company led by Vesture Corporation Chairman Byron Owens.

         A copy of the May 15, 2003 news release is furnished as Exhibit 99 and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.
------------------------------------------

         (a) and (b) Not applicable.

         (c) Exhibits:
             --------

Exhibit No.      Description
-----------      -----------
    99           News Release issued by R. G. Barry Corporation on May 15, 2003



                      [Remainder of page intentionally left
                      blank; signature on following page.]


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          R. G. BARRY CORPORATION


Dated:  May 16, 2003                      By: /s/ Daniel D. Viren
                                              -------------------------------
                                              Daniel D. Viren
                                              Senior Vice President -
                                                Finance, Secretary and Treasurer



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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                               Dated May 16, 2003


                             R. G. Barry Corporation



Exhibit No.     Description
-----------     -----------
    99          News Release issued by R. G. Barry Corporation on May 15, 2003




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